Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Profit or loss [abstract]
Net Income (loss) for the year	$ 3,363	$ (1,485)
Items that may be reclassified to Income and Loss
Cumulative translation adjustment	117	(98)
Other comprehensive income (loss) for the year	117	(98)
Total comprehensive income (loss) for the year	$ 3,480	$ (1,583)